UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

TASER International, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17800 N. 85th St. Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 991-0797

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 26, 2011, TASER International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). The total number of shares of the Company’s common stock, par value of $0.00001 per share, voted in person or by proxy at the Meeting was 54,705,129, representing approximately 87% of the 62,625,936 shares outstanding as of the March 30, 2011 record date and entitled to vote at the Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter considered at the Meeting is set out below. For more information regarding these matters, please refer to the Company’s Definitive Proxy Statement relating to the Meeting, which was filed with the Securities and Exchange Commission on April 15, 2011.
Proposal 1 — Election of Directors
The following nominees were elected as Class B directors for a term of three years (and until their successors are elected and qualified) by the votes indicated below.

	FOR	WITHHELD	BROKER NON-VOTES
Patrick W. Smith	15,797,690	10,973,481	27,933,958
Mark W. Kroll	13,981,125	12,790,046	27,933,958
Judy Martz	10,807,390	15,963,781	27,933,958
Proposal 2 — Advisory vote on the compensation of executive officers
The allocation of votes for the non-binding advisory vote to approve the compensation of the Company’s named executive officers (“say on pay”) was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,172,615	7,112,770	485,786	27,933,958
Proposal 3 — Advisory vote on the frequency of future advisory votes on the compensation of executive officers
The allocation of votes for the non-binding advisory vote on the frequency of future “say on pay” advisory votes was as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
17,906,920	259,872	8,182,728	421,651	27,933,958
Based on these voting results, the Company will hold a non-binding advisory vote on the compensation of its named executive officers every year until the next stockholder vote on the frequency of “say on pay” votes. A stockholder vote on the frequency of non-binding “say on pay” advisory votes is required to be held at least once every six years.
Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountant for fiscal year 2011 was approved by the votes indicated below. There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
52,679,869	1,046,384	978,876

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2011	TASER International, Inc.
	By:	/s/ DOUGLAS KLINT
Douglas Klint
Corporate Secretary